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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-3 of our report dated March 5, 2002, included in Valero Energy Corporation's Form 8-K/A filed March 18, 2002 and to all references to our firm included in this Registration Statement.




                                       /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
April 1, 2002